UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: July 9, 2020

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL	33634
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGEN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On July 9, 2020, Oragenics, Inc. (the Company” or “Oragenics”) notified Precigen ActoBio Inc. and Intrexon Actobiotics, NV that it was voluntarily terminating the Oral Mucositis Exclusive Channel Collaboration Agreement (the “ECC”) between Oragenics, Inc. and Precigen ActoBio, Inc. (as successor in interest to Intrexon Corporation) and Intrexon Actobiotics NV, dated June 9, 2015, as amended and assigned to ActoBio Therapeutics (collectively “Precigen”). The Company and Precigen mutually agreed to terminate the ECC on July 9, 2020.

The Company entered into the ECC on June 9, 2015, through which the Company commenced its research and development of AG013, for use in the treatment of oral mucositis in humans and/or the administration to humans of a trefoil factor via genetically modified bacteria (including L. lactis) for the treatment of diseases and conditions of the oral cavity, throat, and esophagus. The Company previously announced top-line data results for the international multicenter Phase 2 clinical trial for AG013 that indicated the primary endpoint and key secondary endpoints demonstrated equivocal results with respect to statistical differences between AG013 and placebo. After further review, the Company assessed the continued pursuit of AG013 in light of such non-efficacious results, including additional underlying data and other factors, and based on such items, determined to no longer pursue the development of AG013 and to terminate the ECC.

In connection with such mutual termination, the Company will comply with applicable regulatory obligations surrounding the discontinued clinical trial and withdrawal of the IND for AG013, as well as the transfer of clinical trial data to Precigen, pay Precigen approximately $150,000 associated with certain outstanding invoices to Precigen but otherwise will not incur any termination penalties associated with the termination.

Item 8.01. OTHER EVENTS.

On July 10, 2020 the Company issued a press release regarding the termination of the ECC. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the contents of the press release are hereby incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release announcing termination of ECC.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 10th day of July, 2020.

ORAGENICS, INC. (Registrant)

BY:	/s/ Michael Sullivan
Michael Sullivan Chief Financial Officer